UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2014

Virtus Investment Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10994	95-4191764
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Pearl St., 9th Floor, Hartford, CT	06103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(800) 248-7971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2014, Virtus Investment Partners, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”) in Hartford, Connecticut. Each of the proposals voted on at the Meeting were approved by the Company’s stockholders. The final results for the votes regarding each proposal are set forth below.

Item 1. Election of Directors. The holders of record of the Company’s common stock elected three Class III directors as follows:

Director	For	Withheld	Broker Non Votes

George R. Aylward	7,613,486	58,498	471,859
Edward M. Swan, Jr.	7,591,867	80,159	471,859
Mark C. Treanor	7,613,401	58,625	471,859

Item 2. Approval of Amended and Restated Omnibus Incentive and Equity Plan. The proposal to approve the Company’s Amended and Restated Omnibus Incentive and Equity Plan was approved by the Company’s stockholders with 7,559,887 votes “For;” 110,370 votes “Against;” and 1,769 votes “Abstained.” There were 471,859 broker non-votes on this proposal.

Item 3. Advisory Vote on Executive Compensation. The proposal to approve by an advisory vote the compensation of the named executive officers of the Company was approved by the Company’s stockholders with 7,542,712 votes “For;” 126,504 votes “Against;” and 2,810 votes “Abstained.” There were 471,859 broker non-votes on this proposal.

Item 4. Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved by the Company’s stockholders with 8,128,545 votes “For;” 12,814 votes “Against;” and 2,526 votes “Abstained.”

Item 7.01 Regulation FD Disclosure

On May 15, 2014 the Company issued a press release announcing the initiation of a quarterly cash dividend. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

*10.1 Amended and Restated Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan effective as of January 1, 2014.

99.1 Press release of Virtus Investment Partners, Inc. dated May 15, 2014.

*Management contract, compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated: May 16, 2014	By:	/s/ Mark S. Flynn
		Name:	Mark S. Flynn
		Title:	Executive Vice President, General Counsel and Secretary